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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 20, 2005

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

                     Delaware                           000-30975
               (State of Formation)              (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

                12325 Emmet Street
                    Omaha, NE                              68164
     (Address of principal executive offices)            (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

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ITEM 8.01  OTHER EVENTS.

        On June 20, 2005, the Company issued a press release announcing the publication of a study demonstrating the ability of its WAVE System to enable detection of mutations in the BCR-ABL gene that are associated with development of resistance to imatinib therapy in Chronic Myeloid Leukemia (CML) patients. A copy of the press release is filed herewith as Item 9.01 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

(99) Press Release, dated June 20, 2005, announcing that the Company is publishing a study demonstrating the ability of its WAVE System to enable detection of mutations in the BCR-ABL gene that are associated with development of resistance to imatinib therapy in Chronic Myeloid Leukemia (CML) patients.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TRANSGENOMIC, INC.


                                                By /s/ Michael Summers
                                                   -----------------------
                                                   Michael Summers
                                                   Chief Financial Officer

June 20, 2005

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